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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.   20549


                                ________________


                                    FORM 8-K

                                ________________



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 23, 2000
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                          ATLANTIC RICHFIELD COMPANY
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



                 1-1196                                  23-0371610
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    (Commission File Number)                            (IRS Employer
                                                      Identification No.)



    333 South Hope Street, Los Angeles, California           90071
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  (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:  (213) 486-3511
                                                   ------------------



                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
----------------------

     Attached as Exhibit 99.1 to this 8K is Amendment No. 2, dated as of March 27, 2000, to the Agreement and Plan of Merger among BP Amoco p.l.c., Atlantic Richfield Company, and Prairie Holdings, Inc.

     Also attached as Exhibit 99.2 is the Extension Election, dated March 23, 2000, to the Agreement and Plan of Merger.


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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ATLANTIC RICHFIELD COMPANY


                                             /s/  ALLAN L. COMSTOCK
                                             --------------------------------
                                             Allan L. Comstock
                                             Vice President and Controller


Dated:  March 28, 2000


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                                 EXHIBIT INDEX


Exhibit No.                         Description
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   99.1         Amendment No. 2, dated as of March 27, 2000, to Agreement
                and Plan of Merger.

   99.2         Extension Election, dated March 23, 2000, to Agreement and
                Plan of Merger.